SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2002

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1632900
State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

10 S. First Avenue, Walla Walla, Washington (Address of principal executive offices)	99362 (Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

     Not Applicable
(Former name or former address, if changed since last report)

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Item 5. Other Events
       Banner Corporation, the parent company of Banner Bank, announced on January 28, 2002, that Jesse G. Foster will serve as interim President of Banner Bank. Mr. Foster has been serving as President of Banner Bank’s Oregon Region and has acted as head of the Bank’s commercial banking department for the last several months. Mr. Foster, who has more than 40 years of banking experience, joined Banner Corporation with the acquisition of Inland Empire Bank in 1996.

       Banner Corporation also announced that effective January 31, 2002, S. Rick Meikle has resigned as President of Banner Bank and his board positions in order to pursue other opportunities.

       Additional information relating to the naming of Mr. Foster as interim President of Banner Bank and the resignation of Mr. Meikle is contained in the press release issued by Banner Corporation on January 28, 2002, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibit

           99         Press Release dated January 28, 2002.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION
DATE: January 29, 2002	By: /s/Gary Sirmon
Gary Sirmon President

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Exhibit 99

Press Release Dated January 28, 2002

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Contact:

Gary Sirmon
President and CEO
(509) 527-3636

BANNER CORPORATION NAMES JESSE G. FOSTER
AS INTERIM PRESIDENT OF BANNER BANK

        WALLA WALLA, Wash.--(BUSINESS WIRE)--January 28, 2002--Banner Corporation (Nasdaq: BANR), the parent company of Banner Bank, today announced that Jesse G. Foster has been named interim President of Banner Bank. Mr. Foster has most recently served as President of Banner Bank's Oregon Region and for the last several months has acted as head of the Bank's commercial banking department. Mr. Foster was previously President and CEO of Banner Bank of Oregon (formerly Inland Empire Bank), an Oregon state community bank. Mr. Foster joined Banner Corporation with the acquisition of Inland Empire Bank in 1996 as a Director of the Corporation and a member of its Executive Management Committee.

        Jess Foster has shown himself to be an extremely capable leader,” commented Gary Sirmon, President and CEO of Banner Corporation. “His 40 years of experience and detailed knowledge of all areas of banking make him an excellent choice to lead the Bank during our search for a new President.”

        Rick Meikle, former Banner Bank President, has resigned from his management and board positions effective January 31 to pursue other opportunities. “The Board of Directors and I wish to express our appreciation to Rick for his service to Banner Bank and the former Towne Bank. We wish him every success in his future endeavors,” said Sirmon.

        Banner Corporation is the parent of Banner Bank, a Washington state chartered commercial bank, which operates a total of 39 branch offices and six loan offices in 18 counties in Washington, Oregon and Idaho. Banner serves the Pacific Northwest region with a full range of deposit services and business, commercial real estate, construction, residential, agricultural and consumer loans. Visit Banner Bank on the Web at www.banrbank.com. On Monday, January 28, 2002, Banner Corporation's stock closed the trading day at $18.19 per share.

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